SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. 1)


 Filed by the Registrant  [ X ]

 Filed by a Party other than the Registrant  [  ]

 Check the appropriate box:

 [ ] Preliminary Proxy Statement
 [ ] Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6(e)(2))
 [X] Definitive Proxy Statement
 [ ] Definitive Additional Materials
 [ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                             Harleysville Group Inc.
                         -------------------------------
                (Name of Registrant as Specified In Its Charter)

                         -------------------------------
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

 Payment of Filing Fee (Check the appropriate box):

 [ X ]  No fee required.

 [   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
        1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
        2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
        4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
        5) Total fee paid:

        ------------------------------------------------------------------------
[   ]   Fee paid previously with preliminary materials.

[   ]   Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)  Amount Previously Paid:

        ------------------------------------------------------------------------
        2)  Form, Schedule, or Registration Statement No.:

        ------------------------------------------------------------------------
        3)  Filing Party:

        ------------------------------------------------------------------------
        4)  Date Filed:

        ------------------------------------------------------------------------

                            HARLEYSVILLE GROUP INC.
                          ADDENDUM TO PROXY STATEMENT
                              DATED MARCH 20, 1998

     Due to a printer's error, the table on page 5 of the Harleysville Group Inc. proxy statement you recently received inadvertently omitted the last two columns. A revised table follows:

                     BOARD COMMITTEE MEMBERSHIPS & MEETINGS



                       |  AUDIT   | COMPENSATION |COORDINATING | EXECUTIVE  |   FINANCE   | NOMINATING  |
                       | -------- | ------------ |------------ | ---------  | ----------- | ----------- |
                       |          |      &       |             |            |             |             |
                       |          | -----------  |             |            |             |             |
                       |          |  PERSONNEL   |             |            |             |             |
                       |          | -----------  |             |            |             |             |
                       |          | DEVELOPMENT  |             |            |             |             |
                       |          | -----------  |             |            |             |             |
---------------------------------------------------------------------------------------------------------
|Bradford W. Mitchell   |          |              |             |    X*      |     X*      |     X       |
|---------------------------------------------------------------------------------------------------------
|Walter R. Bateman, II  |          |              |             |    X       |     X       |             |
|---------------------------------------------------------------------------------------------------------
|Lowell R. Beck         |  X       |              |    X        |            |             |     X       |
|---------------------------------------------------------------------------------------------------------
|Michael L. Browne      |  X       |              |    X        |    X       |     X       |     X       |
|---------------------------------------------------------------------------------------------------------
|Robert D. Buzzell      |          |     X        |             |            |             |     X*      |
|---------------------------------------------------------------------------------------------------------
|Gerard G. Johnson      |  X*      |              |    X        |            |             |             |
|---------------------------------------------------------------------------------------------------------
|Frank E. Reed          |          |              |    X*       |    X       |     X       |             |
|---------------------------------------------------------------------------------------------------------
|William E. Strasburg   |          |     X*       |             |    X       |             |             |
|---------------------------------------------------------------------------------------------------------
|Number of Meetings     |          |              |             |            |             |             |
|in 1997                |  3       |     3        |    2        |    9       |    11       |     1       |
|---------------------------------------------------------------------------------------------------------


* Denotes Chairperson of the Committee